UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2018

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 7.01	Regulation FD Disclosure.

(a)	Investor Conference

On November 29, 2018, Celsius issued a press release announcing that John Fieldly, Chief Executive Officer, and Edwin F. Negron-Carballo, Chief Financial Officer, will present at the 11th Annual LD Micro Main Event investor conference at 9:00 a.m. PT on Thursday, December 6, 2018 at the Luxe Sunset Boulevard Hotel in Los Angeles, California.

The audio of the Company’s group presentation will be available at http://wsw.com/webcast/ldmicro15/celh/ and the webcast will be archived for 90 days following the live presentation.

A copy of the Company’s press release dated November 29, 2018 is included as Exhibit 99.1 to this report.

(b)	Investor Presentation

The Company has prepared an investor presentation dated November 29, 2018 that it intends to use at the aforementioned conference and certain other investor conferences. The furnishing of the information in this report is not intended to, and does not, constitute a determination by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the investor presentation is presented as of November 29, 2018, and the Company does not assume any obligation to update such information in the future.

A copy of the investor presentation is included as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press Release dated November 29, 2018

99.2	Investor Presentation dated November 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: November 30, 2018	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer